Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Sam Hicks, Chief Financial Officer of MedSolutions, Inc., hereby certify that the Form 8-K/A of MedSolutions, Inc. amending the Current Report on Form 8-K dated November 24, 2003 (with respect to the date of event on November 7, 2003) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of MedSolutions, Inc.






/s/Sam Hicks
------------------------
Name: Sam Hicks
Date: January 21, 2004



This   certification  is  being  furnished   pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002 and, except to the extent required by the Sarbanes-Oxley Act, shall not be deemed to be filed as part of the report described herein nor shall it be deemed filed by MedSolutions, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of the written statement required by Section 906 has been provided to MedSolutions, Inc. and will be retained by MedSolutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.